                                                                   EXHIBIT 10.8


                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     This is an amendment (this "Amendment"), dated as of May 7, 1999, to the Securities Purchase Agreement (the "Purchase Agreement") dated as of January 20, 1999 among ACCESS Radiology Corporation (the "Company") and the Investors listed on the signature pages of the Purchase Agreement.

     The parties agree as follows:

     1. Capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in the Purchase Agreement.

     2. The first sentence of Section 1.3 of the Purchase Agreement is amended to read in its entirety as follows:

     Subject to the terms and conditions of this Agreement, the Company may sell such additional shares of Series K Preferred Stock as may be authorized and unissued from time to time to such persons as the Company may determine at the same price per share as the Series K Preferred Stock purchased and sold at the Initial Closing, together with warrants to purchase an amount of Common Stock determined in accordance with Section 1.1(b).

     3. This amendment shall become effective as of the date first above written upon the satisfaction of the requirements of Section 6.5(a) of the Purchase Agreement. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute a single instrument. Except as expressly amended hereby, all provisions of the Purchase Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed by the parties as set forth below.

                              ACCESS Radiology Corporation

                              By:  ________________________
                              Name:
                              Title:


                              BEDROCK CAPITAL PARTNERS I, L.P.

                              By:  _______________________________
                              Title:  Managing Member

                         VBW EMPLOYEE BEDROCK FUND, L.P.

                         By:  ________________________________
                         Title:   Managing Member

                         CREDIT SUISSE FIRST BOSTON BEDROCK
                         FUND, L.P.

                         By:  Bedrock General Partner I, LLC,
                              Attorney in Fact

                         By:  __________________________________
                         Title:  Managing Member

                         PACIFIC VENTURE GROUP, L.P.

                         By:  PVG Equity Partners, L.L.C., General Partner

                         By:  __________________________________
                         Name:
                         Title:


                         PVG ASSOCIATES, L.P.

                         By:  PVG Equity Partners, L.L.C., General Partner

                         by:  _____________________________________
                         Name:
                         Title:


                         DELPHI VENTURES III, L.P.

                         By:  Delphi Management Partners III, L.L.C.,
                         General Partner

                         by:  ________________________________
                         Name:
                         Managing Member:

                         DELPHI BIOINVESTMENTS III, L.P.

                         by:  Delphi Management Partners III, L.L.C.,
                         General Partner

                         by:  __________________________
                         Name
                         Managing Member


                         CHILD HEALTH CORPORATION OF AMERICA

                         By:  __________________________
                         Name:
                         Title:


                         BESSEC VENTURES IV L.P.

                         By:  __________________________
                         Name:
                         Title:


                         BESSEMER VENTURE PARTNERS IV, L.P.

                         By:  ___________________________
                         Name:
                         Title:

                                      -3-